Semi-Annual Report
For the Six Months Ended April 30, 2000


                          PROVIDENT INVESTMENT COUNSEL
                                  MUTUAL FUNDS

                                 Growth Fund I

                          PROVIDENT INVESTMENT COUNSEL
--------------------------------------------------------------------------------
                         Investing in Growth Since 1951

Contents

                                        2   Items of Interest

                                        3   President's Letter

                                        4   Our Philosophy

                                        4   Performance Update/
                                            Portfolio Review

                                        5   Interview with Provident Managers

The Fund                                8   Statement of Assets and Liabilities

                                        9   Statement of Operations

                                       10   Statement of Changes
                                            in Net Assets

                                       11   Financial Highlights

                                       12   Notes to Financial Statements

The Portfolio                          15   Statement of Net Assets

                                       17   Statement of Operations

                                       18   Statement of Changes
                                            in Net Assets

                                       19   Selected Ratio Data

                                       20   Notes to Financial Statements

ITEMS OF INTEREST

* The Growth style of investment continues to enjoy a leadership role. Our strong stock selection and sector allocation in the Fund was rewarded by positive performance.

* The Electronic technology and health technology sectors have been the significant contributors to the Fund's performance over the last few months.

*    Our web site address is:
     WWW.PROVNET.COM

DEAR FELLOW SHAREHOLDERS,

We are once again pleased to report very positive results for the Growth Fund during the six-months ended April 30, 2000 (more detailed information is available on the following pages). The market volatility we discussed in earlier reports has continued in the last several months. After starting out the year with a repeat of the positive performance in 1999, investors became concerned about the threat of rising interest rates. Since the middle of March, the psychology of the marketplace has been oscillating between fears of rising interest rates and hope that the Fed has tightened enough.

As with most difficult periods we have seen over the last few years, this period also proved to be temporary. Pundits most recently have been calling this a bear market. Certainly for the NASDAQ Index, off 37% from its high in March through its worst level on Friday May 26th, and 21% for the year through the same May 26th date, this has been a severe correction. However, putting the decline in perspective, it is worth noting that through June 7, the NASDAQ Index has recovered 19.8% off its May low. In our view, what we have witnessed recently may then be more appropriately seen as a long-overdue correction to allow earnings to catch up with valuations. While inflation has been rising, the rate is moderate and our outlook for GDP growth and corporate profitability in 2000 is for strong growth in 2000 with growth for 2001 only moderately slower than this year. Thus this current decline, we believe, will prove to be a correction in an otherwise bull market. Certainly our strategy in the Fund has reflected and continues to reflect this view.

Looking ahead one thing seems clear, and that is investors for the foreseeable future will be paying greater heed to valuation levels. This should translate into a continued broadening out of the market and a more realistic appraisal of "appropriate" valuations on a near- to intermediate-term basis. We look for a more balanced market with value stocks and growth stocks, both small and large, experiencing positive returns.

We appreciate your continued confidence in Provident Investment Counsel.

Sincerely,

/s/ Douglass B. Allen

Douglass B. Allen
President, PIC Investment Trust
June 26, 2000

OUR PHILOSOPHY

*    Focused, fundamental research, properly controlled, adds value.

* Sustainable earnings growth is the most important contributor to long-term stock appreciation.

* Emphasis on strong financial characteristics ensures focus on growth and quality.

* Investment style consistency is critical to superior long-term investment results.

PERFORMANCE UPDATE/PORTFOLIO REVIEW
GROWTH FUND I

Equity Sector Weightings            Average annual total returns for the period
                                    ended 4/30/00:
Electronic Technology    42.54%                                          SINCE
Health Technology        15.29                                         INCEPTION
Retail Trade              9.92       1 YEAR      3 YEAR     5 YEAR      6/11/92
Technology Service        8.57       ------      ------     ------      -------
Consumer Services         8.43       26.59%      30.04%     26.90%      18.70%
Utilities                 4.57
Process Industries        3.41                                          % OF NET
Finance                   3.20      TOP 10 EQUITY HOLDINGS:              ASSETS
Consumer Non-Durables     1.74      -----------------------              ------
Transportation            1.54      Cisco Systems, Inc.                   7.16%
Consumer Durables         0.79      Sun Microsystems, Inc.                4.12%
                                    Time Warner, Inc.                     3.92%
                                    Texas Instruments, Inc.               3.91%
                                    Corning Glass, Inc.                   3.59%
                                    Warner-Lambert Co.                    3.41%
                                    General Electric Co.                  3.27%
                                    Nokia Corp. ADR                       3.09%
                                    Microsoft Corp.                       2.94%
                                    EMC Corp.                             2.93%

INTERVIEW WITH PROVIDENT MANAGERS

Q DURING THE PAST SIX-MONTH PERIOD CAN YOU EXPLAIN THE MARKET CONDITIONS, HOW THE FUND PERFORMED AND YOUR OVERALL INVESTMENT APPROACH?

A The Fund's performance was very strong in the latter half of the year 1999. Y2K YAWN, some might say, as the world moved through the milestone 1/1/2000 date with few computer glitches or other infrastructure disruptions. But YAWN is hardly descriptive of the U.S. equity markets during this six-month period. At the end of 1999, our stock selection in the Fund proved to be "ON THE MARK." Our emphasis in technology issues, including medical technology, electronic technology, and the Internet were very successful moves. During October and November we increased our technology holdings, but toward the latter part of 1999, we reduced some of the emphasis based on significant price appreciation that was achieved over a very short period of time.

     As we moved into the New Year, we, like so many other investors, strongly believed the technology revolution was a very significant development that would transform the way in which business is conducted, not just here in the United States but around the globe. Since year-end 1999, the stock market has experienced historic volatility. Coming on the heels of what can only be described as a spectacular 4th quarter 1999, we anticipated the markets would be choppy. Investors grappled with interest rate hikes, valuations, and implications of an "old economy" versus "new economy" paradigm. Performance for the months of January and March was weak while February was a very strong month. Companies focused on cellular phone infrastructure and handsets did well as demand for the products, leading technology, and market share gains drove stock prices higher.

     While volatility of returns may remain high, we believe that the fundamental outlook is bright. The recent earnings reports for the companies in the Fund have rarely looked better; most have reported better than expected earnings, or met expectations, and only a few holdings have had earnings lower than expected. We believe these positive earnings trends should continue and are the fundamental underpinning to strong returns going forward. We will continue to be aggressive and flexible in trimming or eliminating holdings where our confidence level for continued strong revenue and/or earnings growth is in question.

Q THERE WAS EXTRAORDINARY STOCK MARKET VOLATILITY DURING THE MONTH OF APRIL. WHAT CAUSED THIS RECENT VOLATILITY? DID THE VOLATILITY IMPACT GROWTH EQUITIES?

A The catalyst for the stock market volatility in April was a combination of higher than expected March PPI and CPI inflation numbers and a strong Cost Employment Index report showing that inflation remained a potential problem for the stock and bond markets. These reports were coupled with the 1st quarter earnings reports of IBM and Microsoft, where in both cases, while EPS growth was in line with analysts' expectations, the slowing of top line growth for both companies surprised investors. The volatility did impact growth equities, where valuations were the highest, more so than value equities. Overnight, investors started to reevaluate the valuation levels of the market as a whole, but more particularly, the valuations of technology-related growth stocks.

     The volatility affected all types of investment strategies, from small and mid cap to large cap, and from growth to value strategies. From our point of view there were several elements or conditions that drove this extraordinary volatility. The first is that the supply/demand equation for equities is very positive. So far in 2000, through March, there has been a reduction of equity supply of $58 billion, accomplished through cash buybacks. For the same time period, the new supply of equity offerings has been $76 billion. So the flood of mutual fund inflows estimated at $100 billion has easily swallowed up the net equity supply of only $18 billion. Not withstanding the potential supply of recent IPOs coming out of lockup, we think this strong demand for equities is very likely to continue. However, investors are increasingly focusing their investments in a narrow group of technology sectors, where valuations are high, and where the slightest problem, either economic or fundamental, real or imagined, causes investors to become increasingly short-term oriented, causing an almost "day trading mentality." This, hopefully temporary, paradigm shift has dramatically increased the market's overall volatility.

     We believe that maintaining a longer-term perspective based on very strong growth in revenues and earnings of the companies in the Fund is essential.

Q WITH THE MARKET VALUATIONS AT RECORD LEVELS, WHAT SECTORS OF THE U.S. ECONOMY LOOK PARTICULARLY ATTRACTIVE NOW? WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A We believe we are still in a bull market that will bolster equities in general but will continue to favor small and large growth companies with strong unit growth, such as technology and drug stocks. The stocks in the Fund that have been under such severe pressure and dragged down absolute and relative performance during April and May are the very stocks that are making the strongest recoveries in June. We continue to believe the positive economic backdrop, coupled with the strong and sustainable earnings growth of the companies in the portfolio, will prevail for the balance of this economic cycle. Further, we believe that the secular opportunities in broadband infrastructure, web-enabling software, and rapid shifts in global telecommunications, along with exciting opportunities in the healthcare area, are the correct areas of concentration. We are currently reducing some exposure to Electronic Technology. However, we continue to feel the semi-conductor and capital equipment companies will continue to show solid advances. Likewise, we have reduced our software exposure where valuations look less attractive. As in April, we continue to selectively add healthcare holdings.

     In our view, we are experiencing protracted strong product cycles such as broadband communications chips, fiberoptics equipment, health technology, and web enabling software that promise to be the strong economic and stock market drivers for the foreseeable future. In the United States alone the penetration of usage of the personal computer, cell phone, and Internet has only scratched the surface. We expect that over the next several years dramatic increases in usage will be experienced. This coupled, with the advances in Health Technology, to include drug delivery systems, genomics, and the biotechnology area argue that advances in technology -- only a few years ago thought to be impossible -- are going to be realized.

     In the months ahead, we will remain disciplined about cutting back or selling stocks which have exceeded our price targets while re-circulating capital into better risk/reward opportunities. While recent returns were volatile, the Fund continues to make very solid progress. For many investors, the recent stock market volatility is a good lesson that risk is inherent in investing. Long-term investors must be willing to accept fluctuations in their portfolio. While short periods of volatility are to be expected, we believe maintaining a longer-term perspective is essential.

     Given the narrowness of the market in the technology-related stocks, we have added some non-technology companies for additional diversification. We will continue to focus on finding attractive opportunities that we believe will provide superior returns and add value to the Fund in the new economy.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

STATEMENT OF ASSETS AND LIABILITIES At April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
  Investments in Portfolio, at cost                               $ 154,990,345
                                                                  =============
  Investments in Portfolio, at value                              $ 201,303,804
  Receivables:
    Investments in Portfolio sold                                           935
    Fund shares sold                                                     33,628
  Prepaid expenses                                                       14,325
                                                                  -------------
      Total assets                                                  201,352,692
                                                                  -------------
LIABILITIES
  Payables:
    Investments in Portfolio purchased                                   33,628
    Fund shares redeemed                                                    935
    Due to advisor (Notes 3)                                              8,819
  Accrued expenses                                                       68,092
  Deferred trustees' compensation (Note 3)                               31,703
                                                                  -------------
      Total liabilities                                                 143,177
                                                                  -------------
NET ASSETS
  Applicable to shares of beneficial interest outstanding         $ 201,209,515
                                                                  =============
  Shares of beneficial interest outstanding                           9,049,077
                                                                  -------------
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE        $       22.24
                                                                  =============
COMPONENTS OF NET ASSETS
  Paid-in capital                                                 $ 118,275,158
  Accumulated net investment loss                                      (792,767)
  Accumulated net realized gain on investments                       37,413,665
  Net unrealized appreciation on investments                         46,313,459
                                                                  -------------
    Net assets                                                    $ 201,209,515
                                                                  =============
See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Net investment loss from Portfolio                               $   (481,990)
                                                                   ------------
  Expenses
    Administration fees (Note 3)                                        205,654
    Transfer agent fees                                                  79,997
    Registration expense                                                 18,457
    Trustee fees                                                         14,574
    Legal fees                                                            7,662
    Reports to shareholders                                               6,325
    Miscellaneous                                                         5,331
    Audit fees                                                            5,087
    Custody and accounting services fees                                  2,984
                                                                   ------------
      Total expenses                                                    346,071
        Less: fees waived and expenses absorbed (Note 3)                (98,328)
                                                                   ------------
        Net expenses                                                    247,743
                                                                   ------------
           NET INVESTMENT LOSS                                         (729,733)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                   37,551,617
  Net unrealized depreciation on investments                         (3,672,250)
                                                                   ------------
     Net realized and unrealized gain on investments                 33,879,367
                                                                   ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ 33,149,634
                                                                   ============

See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  Six Months Ended     Year Ended
                                                   April 30, 2000+   October 31, 1999
                                                   ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

Operations
  Net investment loss                               $    (729,733)    $  (1,184,689)
  Net realized gain on investments                     37,551,617        27,417,856
  Net unrealized appreciation (depreciation)
     on investments                                    (3,672,250)       14,672,037
                                                    -------------     -------------
     NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                                33,149,634        40,905,204
                                                    -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain                              (27,539,450)       (9,515,184)
                                                    -------------     -------------
Beneficial Interest Share Transactions
  Proceeds from shares sold                            14,807,699        24,616,335
  Proceeds from reinvestment of distribution           26,503,083         9,201,984
  Cost of shares redeemed                             (20,110,521)      (23,216,938)
                                                    -------------     -------------
  Net increase in net assets resulting
     from share transactions                           21,200,261        10,601,381
                                                    -------------     -------------
       TOTAL INCREASE IN NET ASSETS                    26,810,445        41,991,401

NET ASSETS
  Beginning of period                                 174,399,070       132,407,669
                                                    -------------     -------------
  END OF PERIOD                                     $ 201,209,515     $ 174,399,070
                                                    =============     =============
CHANGE IN SHARES
  Shares sold                                             647,018         1,205,821
  Shares issued on reinvestment of distributions        1,264,460           512,075
  Shares redeemed                                        (892,737)       (1,147,070)
                                                    -------------     -------------
  NET INCREASE                                          1,018,741           570,826
                                                    =============     =============

+ Unaudited.

See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                 Year Ended October 31,
                                  Six Months Ended   -----------------------------------------------
                                  April 30, 2000+    1999      1998       1997       1996       1995
                                  ---------------    ----      ----       ----       ----       ----
Net asset value, beginning
  of period .......................   $ 21.72       $ 17.75   $ 18.14    $ 16.25    $ 14.25    $ 11.70
                                      -------       -------   -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .............     (0.08)        (0.15)    (0.06)     (0.15)     (0.06)     (0.02)
  Net realized and unrealized
    gain on investments ...........      4.11          5.40      3.04       3.98       2.06       2.57
                                      -------       -------   -------    -------    -------    -------
Total from investment operations ..      4.03          5.25      2.98       3.83       2.00       2.55
                                      -------       -------   -------    -------    -------    -------
Less distributions:
  From net realized gain ..........     (3.51)        (1.28)    (3.37)     (1.94)        --         --
                                      -------       -------   -------    -------    -------    -------
Net asset value, end of period ....   $ 22.24       $ 21.72   $ 17.75    $ 18.14    $ 16.25    $ 14.25
                                      =======       =======   =======    =======    =======    =======

Total return ......................     19.54%^       31.08     19.60%     26.44%     14.04%     21.79%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (millions) ....................   $ 201.2       $ 174.4   $ 132.4    $  80.0    $ 116.1    $ 131.1

RATIOS TO AVERAGE NET ASSETS:#++
  Expenses ........................      1.25%+        1.25%     1.25%      1.25%      1.25%      1.25%
  Net investment loss .............     (0.49%)+      (0.73%)   (0.57%)    (0.38%)    (0.28%)    (0.17%)

+    Unaudited.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the Portfolio.
+    Annualized.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.08%, 0.11%, 0.14%, 0.10%, 0.05% and 0.05%, respectively.
^    Not annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     Provident Investment Counsel Growth Fund I (the "Fund") is one of twelve series of PIC Investment Trust (the "Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests substantially all of its assets in the PIC Growth Portfolio (the "Portfolio"), a separate registered management investment company having the same investment objective as the Fund. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. INVESTMENT VALUATION. The Fund reflects its investments in the Portfolio at its proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolio is discussed at Note 2A of the Portfolio's Notes to Financial Statements.

     B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Fund earns income, net of the expenses of the Portfolio, daily on its investment in the Portfolio. All net investment income and realized and unrealized gains or losses on investments of the Portfolio are allocated pro rata among the Fund and the other Holders of Interests in the Portfolio. Dividends, if any, are paid annually to shareholders of the Fund and recorded on the ex-dividend date.

     C. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to their shareholders. Therefore, no federal income tax provisions are required.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

     The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC") and Investment Company Administration, L.L.C. ("ICA") pursuant to which certain employees of these entities serve as officers and/or trustees of the Trust and the Portfolio. PIC and ICA also provide management services necessary for the operations of the Trust and the Portfolio and furnish office facilities. PIC receives a fee for its services to the Fund, at the rate of 0.20% of the average daily net assets of the Fund.

     PIC has voluntarily undertaken to reimburse the Fund to the extent necessary so that the expenses of the Fund, including those expenses allocated from the Portfolio, do not exceed 1.25% of the Fund's average daily net assets. The amount of fees waived and expenses absorbed for the six months ended April 30, 2000 were $94,316 and $4,012, respectively.

     Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2010. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds and Portfolios if, within three subsequent years, a Fund's or Portfolio's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

   ICA receives an annual fee of $15,000 for its services from the Fund.

   First Fund Distributors, Inc. (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of ICA. The Distributor received no commissions from the sales or redemptions of the Fund's shares during the six months ended April 30, 2000.

   On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis. For the six months ended April 30, 2000, the change in the value of the phantom account was unrealized appreciation of $7,770.

NOTE 4 - INVESTMENT TRANSACTIONS

     Additions and reductions in the investments in the Portfolio aggregated $14,842,013 and $21,371,175, respectively.

     At April 30, 2000, the Fund owned 94.8% of the total net assets of the Portfolio.

                              PIC GROWTH PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
Shares    Equity Securities -- 95.23%                                  Value
--------------------------------------------------------------------------------

          Apparel and Shoe -- 0.98%
 56,700   Gap,Inc.                                                 $  2,083,725
                                                                   ------------
          Automobiles -- 0.76%
 40,400   Harley-Davidson, Inc.                                       1,608,425
                                                                   ------------
          Biotechnology -- 0.73%
 13,200   Genentech, Inc.*                                            1,544,400
                                                                   ------------
          Building Products -- 3.05%
 59,550   Home Depot, Inc.                                            3,338,522
 63,300   Lowe's Companies, Inc.                                      3,133,350
                                                                   ------------
          Total Building Products                                     6,471,872
                                                                   ------------
          Chemicals -- 1.39%
 59,200   Pharmacia Corp.                                             2,956,300
                                                                   ------------
          Computer Services -- 4.12%
 95,200   Sun Microsystems, Inc.*                                     8,752,450
                                                                   ------------
          Computer Software -- 7.87%
 27,700   Adobe Systems, Inc.                                         3,349,969
 37,600   Gemstar International Group, Ltd.*                          1,739,000
 89,924   Microsoft Corp.*                                            6,272,199
 39,600   Oracle Corp.*                                               3,165,525
 44,400   SAP AG-Sponsored ADR                                        2,181,150
                                                                   ------------
          Total Computer Software                                    16,707,843
                                                                   ------------
          Cosmetics & Soaps -- 1.67%
 60,200   Estee Lauder Co.-Class A                                    2,656,325
 14,800   Procter & Gamble Co.                                          882,450
                                                                   ------------
          Total Cosmetics & Soaps                                     3,538,775
                                                                   ------------
          Discount -- 1.84%
 72,200   Costco Companies, Inc.*                                     3,903,312
                                                                   ------------
          Drugs -- 8.66%
 97,500   Bristol-Myers Squibb Co.                                    5,112,656
 60,500   Merck & Co., Inc.                                           4,204,750
 45,200   Schering-Plough Corp.                                       1,822,125
 63,600   Warner-Lambert Co.                                          7,238,475
                                                                   ------------
          Total Drugs                                                18,378,006
                                                                   ------------
          Electronics -- 0.88%
  8,600   Agilent Technologies, Inc.*                                   762,175
 10,000   International Business Machines Corp.                       1,116,250
                                                                   ------------
          Total Electronics                                           1,878,425
                                                                   ------------
          Electrical Equipment/Peripherals -- 8.91%
 21,200   Apple Computer, Inc.                                        2,630,125
 43,600   Applied Materials, Inc.*                                    4,439,025
 44,900   EMC Corp.*                                                  6,238,294
 13,300   PMC-Sierra, Inc.*                                           2,551,937
 33,400   SanDisk Corp.*                                              3,060,275
                                                                   ------------
          Total Electrical Equipment/Peripherals                     18,919,656
                                                                   ------------
          Electric Components/Semiconductors -- 7.52%
 64,900   Analog Devices, Inc.*                                       4,985,131
 51,000   Texas Instruments, Inc.                                     8,306,625
 39,100   Vitesse Semiconductor Corp.*                                2,661,244
                                                                   ------------
          Total Electric Components/ Semiconductors                  15,953,000
                                                                   ------------
          Electrical Products-- 3.27%
 44,100   General Electric Co.                                        6,934,725
                                                                   ------------
          Entertainment & Leisure -- 8.07%
 63,400   AT&T Corp./Liberty Media Corp.-Class A*                     3,166,037
 30,000   CBS Corp.                                                   1,762,500
 35,200   EchoStar Communications Corp.*                              2,241,800
 92,500   Time Warner, Inc.                                           8,319,219
 30,000   Viacom, Inc.-Class B*                                       1,631,250
                                                                   ------------
          Total Entertainment & Leisure                              17,120,806
                                                                   ------------
          Financial Services -- 3.07%
 20,000   American Express Co.                                        3,001,250
 45,800   Morgan Stanley Dean Witter & Co.                            3,515,150
                                                                   ------------
          Total Financial Services                                    6,516,400
                                                                   ------------
          Internet Services -- 1.10%
  8,700   Exodus Communications, Inc.*                                  769,406
  6,300   VeriSign, Inc.*                                               878,062
 14,100   Vignette Corp.*                                               679,444
                                                                   ------------
          Total Internet Services                                     2,326,912
                                                                   ------------

                              PIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------

             Medical & Dental Products -- 3.05%
    41,500   Allergan, Inc.                                        $  2,443,312
    29,100   Johnson & Johnson                                        2,400,750
    10,200   MedImmune, Inc.*                                         1,631,363
                                                                   ------------
             Total Medical & Dental Products                          6,475,425
                                                                   ------------
             Medical Instruments -- 0.77%
    31,500   Medtronic, Inc.                                          1,636,031
                                                                   ------------
             Networking -- 7.90%
     6,800   Brocade Communications Systems, Inc.*                      843,200
   219,100   Cisco Systems, Inc.*                                    15,189,792
     9,800   Network Appliance, Inc.*                                   724,588
                                                                   ------------
             Total Networking                                        16,757,580
                                                                   ------------
             Specialty Retail -- 1.82%
    80,716   Kohl's Corp.*                                            3,874,368
                                                                   ------------
             Supermarkets -- 1.79%
    86,000   Safeway, Inc.*                                           3,794,750
                                                                   ------------
             Telecommunications -- 13.76%
   107,800   AT & T Wireless Group*                                   3,429,388
    24,800   CIENA Corp.*                                             3,065,900
    38,600   Corning Glass, Inc.                                      7,623,500
    37,000   Ericsson, (L.M.) Telephone Co. ADR                       3,272,188
    18,600   JDS Uniphase Corp.*   1,929,750
    30,400   Nextel Communications, Inc.-Class A*                     3,326,900
   115,200   Nokia Corp. ADR                                          6,552,000
                                                                   ------------
             Total Telecommunications                                29,199,626
                                                                   ------------
             Telephone -- 1.18%
   100,800   McLeodUSA, Inc.*                                         2,520,000
                                                                   ------------
             Transportation-Rail -- 1.07%
    31,600   Kansas City Southern Industries, Inc.                    2,271,250
                                                                   ------------
             Total Equity Securities (cost $154,135,026)            202,124,062
                                                                   ------------

             Money Market Investments -- 7.04%
$7,477,354   Temporary Investment Fund Inc. -
             Temp Fund                                             $  7,477,354
 7,477,354   Temporary Investment Fund Inc. -
             Temp Cash                                                7,477,354
                                                                   ------------
             TOTAL MONEY MARKET INVESTMENTS (cost $14,954,708)       14,954,708
                                                                   ------------
             TOTAL INVESTMENTS (cost $169,089,734)                  217,078,770
                                                                   ------------
             Other Assets -- 1.01%
             Receivables:
               Securities sold                                         1,950,530
               Interest sold                                              34,900
               Dividends and interest                                    124,759
             Prepaid Insurance                                             4,243
             Other assets                                                 23,317
                                                                    ------------
                Total  Other Assets                                    2,137,749
                                                                    ------------
             Total Assets                                            219,216,519
                                                                    ------------
             LIABILITIES -- (3.28%) Payables:
                Securities purchased                                   6,731,516
                Interest redeemed                                         17,270
                Due to advisor (Note 3)                                  121,143
             Accrued expenses                                             29,649
             Deferred trustees' compensation (Note 3)                     64,398
                                                                    ------------
                Total  Liabilities                                     6,963,976
                                                                    ------------
             Net Assets - 100.00%                                   $212,252,543
                                                                    ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
     Dividends                                                     $    290,808
     Interest                                                           245,057
                                                                   ------------
        Total income                                                    535,865
                                                                   ------------
  Expenses
     Investment advisory fees (Note 3)                                  833,451
     Administration fees (Note 3)                                       104,181
     Accounting services fees                                            43,291
     Trustee fees                                                        27,470
     Custodian fees                                                      20,634
     Audit fee                                                           11,563
     Insurance expense                                                    1,507
     Legal fees                                                           5,382
     Miscellaneous                                                        3,209
                                                                   ------------
        Total expenses                                                1,050,688
        Less: fee waived and expenses absorbed (Note 3)                  (8,874)
                                                                   ------------
        Net expenses                                                  1,041,814
                                                                   ------------
           NET INVESTMENT LOSS                                         (505,949)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                   38,832,600
  Net unrealized depreciation on investments                         (3,431,968)
                                                                   ------------
     Net realized and unrealized gain on investments                 35,400,632
                                                                   ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ 34,894,683
                                                                   ============

See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             Six Months Ended      Year Ended
                                              April 30, 2000+   October 31, 1999
                                              ---------------   ----------------
Increase (Decrease) In Net Assets From:

OPERATIONS
  Net investment loss                          $    (505,949)    $    (811,454)
  Net realized gain on investments                38,832,600        27,950,275
  Net unrealized appreciation (depreciation)
     on investments                               (3,431,968)       15,478,042
                                               -------------     -------------
     NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                           34,894,683        42,616,863
                                               -------------     -------------
TRANSACTIONS IN INTERESTS
  Contributions by Holders                        17,571,768        28,654,776
  Withdrawals by Holders                         (22,519,167)      (25,048,703)
                                               -------------     -------------
  Net increase (decrease) in net assets from
     transactions in Interests                    (4,947,399)        3,606,073
                                               -------------     -------------
     TOTAL INCREASE IN NET ASSETS                 29,947,284        46,222,936

NET ASSETS
  Beginning of period                            182,305,259       136,082,323
                                               -------------     -------------
  END OF PERIOD                                $ 212,252,543     $ 182,305,259
                                               =============     =============

+ Unaudited.

See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

SELECTED RATIO DATA
--------------------------------------------------------------------------------

                                                       Year Ended October 31,
                             Six Months Ended   ---------------------------------------
                              April 30, 2000+   1999    1998     1997     1996     1995
                              ---------------   ----    ----     ----     ----     ----
Ratios to average net assets:*

Operating expenses ...........     1.00%+       1.00%   1.00%    1.00%    1.00%    1.00%
Net investment
  income (loss) ..............    (0.48%)+     (0.49%) (0.32%)  (0.13%)  (0.04%)   0.08%

  Portfolio turnover rate ....    84.78%^      80.34%  81.06%   67.54%   64.09%   54.89%

+ Unaudited.
* Net of fees waived and expenses absorbed of 0.01%, 0.00%, 0.02%, 0.05% 0.04% and 0.01% of average net assets, respectively.
+ Annualized.
^ Not annualized.

See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     PIC Growth Portfolio was organized on December 11, 1991 as a separate trust under the laws of the State of New York (the "Portfolio"). The beneficial interests in the Portfolio are divided into an unlimited number of non-transferable Interests, par value $.01 each. The Portfolio is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Portfolio. These policies are in conformity with generally accepted accounting principles.

A. VALUATION OF SECURITIES. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked prices, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

B. FEDERAL INCOME TAXES. Each Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

C. OTHER. Securities transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued and dividend income is recorded on the ex-dividend date.

D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

     The Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC") and an administration agreement with Investment Company Administration, L.L.C. ("ICA") pursuant to which certain employees of these entities serve as officers and/or trustees of the Portfolio.

                              PIC GROWTH PORTFOLIO

PIC and ICA also provide management services necessary for the operations of the Portfolio and furnish office facilities.

     PIC receives an investment advisory fee for its services to the Portfolio, at the annual rate of 0.80% of its average daily net assets. PIC has voluntarily undertaken to limit the expenses of the Portfolio to 1.00% of its average daily net assets. During the six months ended April 30, 2000, PIC waived fees of $8,874.

     Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2010. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds and Portfolios if, within three subsequent years, a Fund's or Portfolio's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

     ICA receives for its services a fee at the annual rate of 0.10% of the average daily net assets of the Portfolio, subject to an annual minimum of $45,000.

     On December 19, 1995, each Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis. For the six months ended April 30, 2000, the change in the value of the phantom account was unrealized appreciation of $18,880.

NOTE 4 - INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the six months ended April 30, 2000 were $172,767,016 and $168,592,319, respectively.

     The cost of securities for federal income tax purposes was $169,089,734. The aggregate gross unrealized appreciation and depreciation of investment securities, based on their cost for federal income tax purposes, were as follows:

   Gross unrealized appreciation                                  $55,909,654
   Gross unrealized depreciation                                   (7,920,618)
                                                                  -----------
      Net unrealized appreciation                                 $47,989,036
                                                                  ===========

                   PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS -- P*I*C INVESTMENT TRUST
--------------------------------------------------------------------------------

Thomas J. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Angelo R. Mozilo, Trustee
Wayne H. Smith, Trustee
Douglass B. Allen, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary
William T. Warnick, Vice President and Treasurer

TRUSTEES AND OFFICERS-- P*I*C Portfolios
--------------------------------------------------------------------------------

Thomas J. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Angelo R. Mozilo, Trustee
Wayne H. Smith, Trustee
Douglass B. Allen, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary
William T. Warnick, Vice President and Treasurer

LEGAL COUNSEL
--------------------------------------------------------------------------------

Paul, Hastings, Janofsky & Walker, LLP

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

PricewaterhouseCoopers LLP

--------------------------------------------------------------------------------
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.